Intangible Assets, Net - Schedule of Estimated Future Amortization Expense for Intangible Assets (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Sep. 30, 2024
Schedule of Estimated Future Amortization Expense for Intangible Assets [Abstract]
2026	$ 45,085
2027	45,085
2028	45,085
2029	45,085
2030	45,085
Thereafter	71,360
Total	$ 296,785	$ 262,878